UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	SCPX	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 14, 2025, Scorpius Holdings, Inc., a Delaware corporation (the “Company”), entered into an agreement (the “Note Amendment”) with two institutional investors (the “Investors”) to amend the 9% senior secured convertible notes (the “Notes”) in the aggregate principal amount of $13,388,889 that the Company issued to the Investors on December 6, 2024. Pursuant to the Note Amendment, the Company reduced the conversion price of the Notes from $0.50 to $0.25. As a result of the Note Amendment, if the Notes were to fully convert into shares of the Company’s common stock, par value $0.0002 per share (the “Common Stock”), at the conversion price of $0.25, assuming no limitations on conversion, the Company would issue 53,555,556 shares of Common Stock upon conversion of the principal amount of the Notes, plus an additional 14,460,000 shares of Common Stock if interest and the Make-Whole Amount (as such term is defined in the Notes) is also converted into shares of Common Stock.

On February 14, 2025, the Company also entered into an agreement (the “Warrant Amendment”) with the Investors to amend the common stock purchase warrants (the “Warrants”) to purchase an aggregate of 13,388,889 shares of Common Stock, issued to the Investors on December 6, 2024. Pursuant to the Warrant Amendment, the Company reduced the exercise price of the Warrants from $0.50 to $0.25, and the number of shares of Common Stock issuable upon exercise of the Warrants remains at 13,388,889 shares.

The foregoing description of the Note Amendment and Warrant Amendment are qualified in their entirety by reference to the full text of the Note Amendment and Warrant Amendment, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and which are incorporated herein in their entirety by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Notes and Warrants were and the shares of the Company’s Common Stock issued, and the shares to be issued, pursuant to the Notes and the Warrants were and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Amendment to Senior Secured Convertible Note
4.2	Form of Amendment to Common Stock Purchase Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2025	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer